                                                                 EXHIBIT 10.15

                                     LEASE

THIS LEASE is made on the 25th day of August, 1999, by and between White
                          -------------------------                -----
Properties Joint Venture (hereinafter called "Lessor") and Oratec Interventions
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(hereinafter called "Lessee").

IN CONSIDERATION OF THE MUTUAL PROMISES HEREIN CONTAINED, THE PARTIES AGREE AS
FOLLOWS:

1.   Premises. Lessor leases to Lessee, and Lessee leases from Lessor, upon the
     ---------
     terms and conditions herein set forth, those certain Premises ("Premises") situated in the City of Redwood City, County of San Mateo, California, as outlined in Exhibit "A" attached hereto and described as follows: +/-5,770
                                                                       --------
     square feet of a larger building, commonly known as 3698-A Haven Avenue,
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     Redwood City, California. Lessee's pro-rata share of the building is +/-
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     25.00%.
     -------

2.   Term. The term of this Lease shall be for five (5) years, commencing on
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     April 1, 2000, and ending March 31, 2005, unless sooner terminated pursuant
     -----------------------------------------
     to any provision hereof.

3.   Rent. Lessee shall pay to Lessor rent for the Premises of Ten Thousand Six
     -----                                                     ----------------
     Hundred Seventy-Five Dollars ($10,675.00) per month in lawful money of the
     -------------------- --------------------
     United States of America, subject to adjustment as provided below. Rent shall be paid without deduction or offset, prior notice, or demand, at such place as may be designated from time to time by Lessor as follows:
     $10,675.00 shall be paid upon execution of the Lease by both Lessor and
     ----------                                           ------------------
     Lessee, which sum represents the amount of the first month's rent. A
     -------
     deposit of $10,675.00 as a Security Deposit shall be made by Lessee and
                ----------
     held by Lessor pursuant to Paragraph 5 of this Lease, and shall be paid upon execution of the Lease by both Lessor and Lessee. If Lessee is not in
                                 -------------------------
     default of any provision of this Lease, this sum, without interest thereon, shall be applied toward the rent due for the last month of the term of this Lease or the extended term, pursuant to any extension of the initial term in accordance with the provisions of this Lease. Monthly rent shall be paid in advance on the first (1st) day of each calendar month as follows:

               Months      Monthly Rent/NNN
               ------      ----------------
               01-12          $10,675.00
               13-24          $11,101.00
               25-36          $11,546.00
               37-48          $12,007.00
               49-60          $12,488.00

     Rent for any period during the term hereof which is for less than one (1) full month shall be a pro-rata portion of the monthly rent payment. Lessee acknowledges that late payment by Lessee to Lessor of rent or any other payment due Lessor will cause Lessor to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Lessor by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any installment of rent or other payment due from Lessee is not received by Lessor within ten (10) days following the
                                                  --------
     date it is due and payable, Lessee shall pay to Lessor an additional sum of ten percent (10%) of the overdue amount as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Lessor will incur by reason of late payment by Lessee. Acceptance of any late charge shall not constitute a waiver of Lessee's default with respect to the overdue amount, nor prevent Lessor from exercising any of the other rights and remedies available to Lessor.

          If, for any reason whatsoever, Lessor cannot deliver possession of the Premises on the commencement date set forth in Paragraph 2 above, this Lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom; but in such event, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee and the commencement and termination dates of this Lease shall be revised to conform to the date of Lessor's delivery of possession. In the event that Lessor shall permit Lessee to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all of the provisions of this Lease, including the obligation to pay rent at the same monthly rate as that prescribed for the first month of the Lease term.

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

     A.   Cost-of-Living Increase. Not applicable.
          ----------------------------------------

     B. All taxes, insurance premiums, Outside Area Charges, late charges, costs and expenses which Lessee is required to pay hereunder, together with all interest and penalties that may accrue thereon in the event of Lessee's failure to pay such amounts, and all reasonable damages, costs, and attorney's fees and expenses which Lessor may incur by reason of any default of Lessee or failure on Lessee's part to comply with the terms of this Lease, shall be deemed to be additional rent (hereinafter, "Additional Rent"), and, in the event of non-payment by Lessee, Lessor shall have all of the rights and remedies with respect thereto as Lessor has for the non-payment of monthly installment of rent.

4.   Option to Extend Term.
     ----------------------

     A. Lessee shall have the option to extend the term on all the provisions contained in this Lease for one (1) three (3)-year periods ("extended
                                      ----------------------
          term(s)") at an adjusted rental calculated as provided in Subparagraph B below on the condition that:

          (i) Lessee has given to Lessor written notice of exercise of that option ("option notice") at least six (6) months before expiration of the initial term or extended term(s), as the case may be.

          (ii) Lessee is not in default in the performance of any of the terms and conditions of the Lease on the date of giving the option notice, and Lessee is not in default on the date that the extended term is to commence, in each case beyond the grace
                                             -----------------------------
               period provided herein.
               -----------------------

     B.   Monthly rent for the extended term shall be the then prevailing market
                                                      --------------------------
          rent for similar buildings in the area as agreed upon by the parties
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          within no more than thirty (30) days after exercise by Lessee of the
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          option described herein. If the parties are unable to agree on such
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          amount within that time period, Lessee may rescind its option exercise
          ----------------------------------------------------------------------
          or, by written notice to Lessor, request that the rent be determined
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          by an appraisal conducted in a manner reasonably acceptable and
          ---------------------------------------------------------------
          binding to both parties.
          ------------------------

     C. In no event shall the monthly rent for any extended term be less than the monthly rent paid immediately prior to such extended term.

5.   Security Deposit. Lessor acknowledges that Lessee has deposited with Lessor
     -----------------
     a Security Deposit in the sum of $10,675.00 to secure the full and faithful
                                      ----------
     performance by Lessee of each term, covenant, and condition of this Lease. If Lessee shall at any time fail to make any payment or fail to keep or perform any term, covenant, or condition on its part to be made or performed or kept under this Lease, Lessor may, but shall not be obligated to and without waiving or releasing Lessee from any obligation under this Lease, use, apply, or retain the whole or any part of said Security Deposit
     (a) to the extent of any sum due to Lessor; or (b) to compensate Lessor for any loss, damage, attorneys' fees or expense sustained by Lessor due to Lessee's default. In such event, Lessee shall, within five (5) days of written demand by Lessor, remit to Lessor sufficient funds to restore the Security Deposit to its original sum. No interest shall accrue on the Security Deposit. Should Lessee comply with all the terms, covenants, and conditions of this Lease and, at the end of the term of this Lease, leave the Premises in the condition required by this Lease, then said Security Deposit or any balance thereof, less any sums owing to Lessor, shall be returned to Lessee within fifteen (15) days after the termination of this Lease and vacancy of the Premises by Lessee. Lessor can maintain the Security Deposit separate and apart from Lessor's general funds, or can co-mingle the Security Deposit with the Lessor's general and other funds.

6.   Use of the Premises. The Premises shall be used exclusively for the purpose
     --------------------
     of manufacturing, research and development, storage, distribution, offices
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     and marketing of medical devices.
     ---------------------------------

          Lessee shall not use or permit the Premises, or any part thereof, to be used for any purpose or purposes other than the purpose for which the Premises are hereby leased; and no use shall be made or permitted to be made of the Premises, nor acts done, which will increase the existing rate of insurance upon the building in which the Premises are located, or cause a cancellation of any

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

     insurance policy covering said building, or any part thereof, nor shall Lessee sell or permit to be kept, used, or sold, in or about the Premises, any article which may be prohibited by the standard form of fire insurance policies. Lessee shall not commit or suffer to be committed any waste upon the Premises or any public or private nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the building in which the premises are located; nor, without limiting the generality of the foregoing, shall Lessee allow the Premises to be used for any improper, immoral, unlawful, or objectionable purpose.

          Lessee shall not place any harmful liquids in the drainage system of the Premises or of the building of which the Premises form a part. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside of the building proper except in trash containers placed inside exterior enclosures designated for that purpose by Lessor, or inside the building proper where designated by Lessor. No materials, supplies, equipment, finished or semi-finished products, raw materials, or articles of any nature shall be stored upon or permitted to remain on any portion of the Premises outside of the building proper.

          Lessor represents and warrants to Lessee that to the best of its knowledge there are no Toxic or Hazardous materials present on, at or under the Premises, which shall be deemed to include underlying land and groundwater, at the time of Lessee's occupancy. Lessor shall indemnify, defend and hold harmless Lessee, its partners, directors, officers, employees, lenders, and successors against all claims, obligations, liabilities, demands, damages, judgements, and costs, including reasonable attorneys' fees arising from or in connection with any prior Toxic or Hazardous materials that existed prior to Lessee's occupancy of the Premises. Lessee in turn represents to Lessor that it does not now and will not in the future permit the use or storage on the Premises of Toxic or Hazardous materials, excluding, however basic janitorial, maintenance and office supplies, and materials commonly used in connection with Lessee's business as described in paragraph 6 hereof. For purposes of this paragraph 6 "Toxic or Hazardous Materials" shall mean any product, substance, chemical, material or waste whose presence, nature, quality and/or intensity or existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the leased premises, is either (i) potentially injurious to the public health, safety or welfare, the environment, or the leased premises; (ii) regulated or monitored by any governmental authority; or
     (iii) a basis for potential liability of Lessee and Lessor to any governmental agency or third party under any applicable statute or common law theory. "Toxic or Hazardous Materials" shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof.

          Lessee hereunder shall be responsible for and indemnify, and hold Lessor and its partners, directors, officers, employees, lenders, successors and assigns harmless from all claims, obligations, liabilities, demands, damages, judgments and costs, including reasonable attorneys' fees arising at any time during or in connection with Lessee's causing or permitting any materials referred to under any governmental provisions or regulatory scheme as "hazardous" or "toxic" or which contain petroleum, gasoline, or other petroleum product, to be brought upon, stored, manufactured, generated, handled, disposed, or used on, under or about the Premises. Lessee's and Lessor's obligations hereunder shall survive the termination of this Lease.

          If, at any time during the term of this Lease, Lessor suspects that toxic waste, spillage, or other contaminants may be present on the Premises, Lessor may order a soils report, or its equivalent. If Lessee has
                                                                   -------------
     breached the terms of this Section 6, Lessee shall pay the expense of
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     preparing the referenced report, and Lessee shall pay such costs within
     --------------------------------
     fifteen (15) days from the date of the invoice by Lessor. If any such toxic waste, spillage, or other contaminants are found upon the Premises, Lessee shall deposit with Lessor, within fifteen (15) days of notice from Lessor to Lessee to do so, the amount necessary to remove the substances and remedy the problem.

          Lessee shall abide by all laws, ordinances, and statutes, as they now
          ------
     exist or may hereafter be enacted by legislative bodies having jurisdiction thereof, relating to its use and occupancy of the Premises, provided
                                                                 --------
     nothing herein will require Lessee to pay for or perform any of the
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     following: removal, remediation, investigation or clean up of any Hazardous
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     Substances the presence on. in or under the Premises of which is not
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     attributable to Lessee, its agents, employees or contractors.
     -------------------------------------------------------------

7.   Improvements: Lessor shall provide Lessee with an allowance of $28,850 for
     ------------- ------------------------------------------------------------
     mutually agreed upon tenant improvements to be installed by Lessor's
     -------------------- -----------------------------------------------
     contractor.
     -----------

8.  Taxes and Assessments.
    ----------------------

     A. Lessee shall pay before delinquency any and all taxes, assessments, license fees, and

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

     public charges levied, assessed, or imposed upon or against Lessee's fixtures, equipment, furnishings, furniture, appliances, and personal property installed or located on or within the Premises. Lessee shall cause said fixtures, equipment, furnishings, furniture, appliances, and personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within thirty (30) days before delinquency and following timely
                      --------------------------------------------------------
     receipt of a written statement from Lessor setting forth the taxes
     --------
     applicable to Lessee's property.

     B. All property taxes or assessments levied or assessed by or hereafter levied or assessed by any governmental authority against the Premises or any portion of such taxes or assessments which becomes due or accrued during the term of this Lease shall be paid by Lessor. Lessee shall pay to Lessor Lessee's proportionate share of such taxes or assessments within thirty (30) days before delinquency and following timely receipt of
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     Lessor's invoice demanding such payment. Lessee's liability hereunder shall be prorated to reflect the commencement and termination dates of this Lease.

9.  Insurance.
    ----------

     A.  Indemnity. Lessee agrees to indemnify and defend Lessor against and
         ----------
     hold Lessor harmless from any and all demands, claims, causes of action, judgments, obligations, or liabilities, and all reasonable expenses incurred in investigating or resisting the same (including reasonable attorneys' fees) on account of, or arising out of, the use, or occupancy of the Premises. This Lease is made on the express condition that Lessor shall not be liable for, or suffer loss by reason of, injury to person or property, from whatever cause, in any way connected with the condition, use, or occupancy of the Premises, specifically including, without limitation, any liability for injury to the person or property of Lessee, its agents, officers, employees, licensees, and invitees occurring for any
                                                              -----------------
     reason other than gross negligence or willful misconduct of Lessor its
     ----------------------------------------------------------------------
     agents, employees or contractors, or a breach of the obligations of Lessor
     --------------------------------------------------------------------------
     hereunder.
     ----------

     B.  Liability Insurance. Lessee shall obtain, and at all times during the
         -------------------- ------------------------------------------------
     term hereof, keep in force, at its own cost and expense, Commercial General
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     Liability insurance with limits of $1,000,000 combined single limit for
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     Bodily Injury and Property Damage per occurrence and in the aggregate.
     ----------------------------------------------------------------------
     Tenant's insurance shall name Lessor as additional insured as respects the
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     use and occupancy of the leased Premises and shall provide that Lessee's
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     insurance company shall endeavor to furnish Lessor with 30 days advance
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     notice of cancellation of Lessee's insurance policy. Lessee shall furnish
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     Lessor with a certificate of insurance to this effect.
     ------------------------------------------------------

     C.  Property Insurance. Lessor shall obtain and keep in force during the
         -------------------
     term of this Lease a policy or policies of insurance covering loss or damage to the Premises in "all risk" extended coverage form (which may
                            -----------------------------------------------
     include earthquake and/or flood insurance), in the amount of the full
     -------------------------------------------
     replacement value thereof. Lessee shall pay to Lessor its pro-rata share of the cost of said insurance within ten (10) days of Lessee's receipt of Lessor's invoice demanding such payment.

     Lessee acknowledges that such insurance procured by Lessor shall contain a deductible which reduces Lessee's cost for such insurance, and, in the event of loss or damage, Lessee shall be required to pay to Lessor the amount of such deductible, which payment shall not exceed Five Thousand
                                --------------------------------------------
     Dollars ($5,000) for any one occurrence.
     ----------------------------------------

     D.  Lessee and Lessor hereby release each other and their respective
         ----------------------------------------------------------------
     partners, officers, agents, employees, and servants, from any and all claims, demands, loss, expense, or injury to the Premises or to the furnishings, fixtures, equipment, inventory, or other property of the
                                                                       ---
     releasing party in, about, or upon the Premises, which is caused by or
     ---------------
     results from perils, events, or happenings which are the subject of insurance in force at the time of such loss, however, that such waiver
                                                  -------------------------
     shall be effective only to the extent permitted by the insurance covering
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     such loss.
     ----------

10.  Reimbursable Expenses and Utilities. Lessee shall pay its pro-rata share
     ------------------------------------                  ------------------
     based on square footage of all water, gas, light, heat, power, electricity,
     -----------------------
     telephone, trash removal, landscaping, sewer charges, and all other services, including normal and customary property management fees (not to
                                                                       -------
     exceed three percent (3%) of the base rent payable hereunder), supplied to
     ---------------------------------------------------------------
     or consumed on the Premises. In the event that any utility to the Premises
                                  ---------------------------------------------
     is separately metered, Lessee shall pay the cost of any such utility. In
     --------------------------------------------------------------------
     the event that any such services are billed directly to Lessor, then Lessee shall pay

     Lessor for such expenses within ten (10) days of Lessee's receipt of Lessor's invoice demanding payment.

          In no event shall Lessee have any obligation to perform, to pay
          ---------------------------------------------------------------
     directly, or to reimburse Lessor for, all or any portion of the following
     -------------------------------------------------------------------------
     repairs, maintenance, improvements, replacements, premiums, claim, s,
     ---------------------------------------------------------------------
     losses, fees, commissions, charges, disbursements, attorneys' fees,
     -------------------------------------------------------------------
     experts' fees, costs and expenses (collectively, "Costs"): (i) Costs for
     ------------------------------------------------------------------------
     which Lessor has received reimbursement from others; (ii) Costs associated
     --------------------------------------------------------------------------
     with utilities and services of a type not provided to Lessee; (iii) costs
     -------------------------------------------------------------------------
     incurred in connection with negotiations or disputes between Lessor and
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     other occupants of the Building, provided that Lessee is not the cause of
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     such dispute or negotiation; (iv) Costs arising from the violation of
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     Lessor or any occupant of the Building (other than Lessee) of the terms and
     ---------------------------------------------------------------------------
     conditions of any lease or other agreement (provided that Lessee is not the
     ---------------------------------------------------------------------------
     cause of such violation); or (v) depreciation or other expense reserves
     -----------------------------------------------------------------------
     unless required by Lessor's lender.
     -----------------------------------

11.  Repairs and Maintenance.
     ------------------------

     A. Subject to provisions of paragraph 15, Lessor shall keep and maintain in good order, condition and repair the structural elements of the Premises including the roof, roof membrane, paving, floor slab, foundation, exterior walls, landscaping, irrigation and elevators. Lessor shall make such repairs, replacements, alterations or improvements as Lessor deems reasonably necessary with respect to such structural elements and Lessee shall pay to Lessor, within ten (10) business days of Lessor's invoice to Lessee therefor, Lessee's pro-rata share of such repairs, replacements, alterations or improvements; provided, however, that replacement and improvement costs in excess of
          ----------------------------------------------------------------------
          $5,000 per occurrence shall be amortized over the useful life of such
          ---------------------------------------------------------------------
          replacements or improvements, and Lessee shall be obligated to pay, as
          ----------------------------------------------------------------------
          additional rent, only the amount which coincides with the remaining
          -------------------------------------------------------------------
          term of the Lease. Notwithstanding the foregoing, if the reason for
          -------------------------------------------------------------------
          any repair, replacement, alteration or improvement is caused by Lessee
          ----------------------------------------------------------------------
          or arises because of a breach of Lessee's obligations under this
          ----------------------------------------------------------------
          Lease, then Lessee shall pay 100% of the costs or expense to remedy
          -------------------------------------------------------------------
          the same.
          ---------

     B. Except as expressly provided in Subparagraph A above, Lessee shall, at its sole cost, keep and maintain the entire Premises and every part thereof, including, without limitation, the windows, window frames, plate glass, glazing, truck doors, doors, all door hardware, interior of the Premises, interior walls and partitions, and electrical, plumbing, lighting, heating, and air conditioning systems in good and sanitary order, condition, and repair subject to the limitations set
                                                ------------------------------
          forth in Section 11A above. Lessee shall, at all times during the
          ---------------------------
          Lease term and at his expense, have in effect a service contract for the maintenance of the heating, ventilating, and air-conditioning
          (HVAC) equipment with an HVAC repair and maintenance contractor approved by Lessor which provides for periodic inspection and servicing at least once every three (3) months during the term hereof. Lessee shall further provide Lessor with a copy of such contract and all periodic service reports.

               Should Lessee fail to maintain the Premises or make repairs required of Lessee hereunder forthwith upon notice from Lessor, Lessor, in addition to all other remedies available hereunder or by law, and without waiving any alternative remedies, may make the same, and in that event, Lessee shall reimburse Lessor as additional rent for the cost of such maintenance or repairs on the next date upon which rent becomes due.

               Lessee hereby expressly waives the provision of Subsection I of
          Section 1932, and Sections 1941 and 1942 of the Civil Code of California and all rights to make repairs at the expense of Lessor, as provided in Section 942 of said Civil Code.

12.  Alterations and Additions. Lessee shall not make, or suffer to be made, any
     --------------------------
     alterations, improvements, or additions in, on, or about, or to the Premises or any part thereof, without prior written consent of Lessor, which shall not be unreasonably withheld or delayed, and without a valid
     ----------------------------------------------------
     building permit issued by the appropriate governmental authority. Lessor retains, at his sole option, the right to retain a General Contractor of his own choosing to perform all repairs, alterations, improvements, or additions in, on, about, or to said Premises or any part thereof. As a condition to giving such consent, Lessor may require that Lessee agree to remove any such alterations, improvements, or additions at the termination of this Lease, and to restore the Premises to their prior condition. Upon
                                                                          ----
     Lessee's written request, Lessor shall designate, at the time that Lessor
     -------------------------------------------------------------------------
     consents to the installation of any such alteration, improvement or
     -------------------------------------------------------------------
     addition, whether removal of any such
     -------------------------------------
     alteration, improvement or addition will be required. Any alteration,
     -----------------------------------------------------
     addition, or improvement to the Premises, shall become the property of Lessor upon the expiration or earlier termination of the Lease term (except
                 ---------------------------------------------------------------
     with respect to those items which have been installed at the sole expense
     -------------------------------------------------------------------------
     of Lessee, which Lessee may remove, provided that Lessee repairs any damage
     ---------------------------------------------------------------------------
     attributable to such removal), and shall remain upon and be surrendered
     ------------------------------
     with the Premises at the termination of this Lease. Alterations and additions which are not to be deemed as trade fixtures include heating, lighting, electrical systems, air conditioning, partitioning, electrical signs, carpeting, or any other installation which has become an integral part of the Premises. In the event that Lessor consents to Lessee's making any alterations, improvements, or additions, Lessee shall be responsible
                                                  ---------------------------
     for preparing and providing Lessor with a notice of non-responsibility
     ----------------------------------------------------------------------
     which Lessor shall sign and return to Lessee for posting, which shall
     ---------------------------------------------------------------------
     remain posted until completion of the alterations, additions, or
     ----------------------------------------------------------------
     improvements. Lessee's failure to post notices of non-responsibility as
     -------------
     required hereunder shall be a breach of this Lease.

          Notwithstanding anything to the contrary herein, if, during the term
          -----------------------------------------------
     hereof, any alteration, addition, or change of any sort through all or any portion of the Premises or of the building of which the Premises form a part, is required by law, regulation, ordinance, or order of any public agency, including without limitation Americans with Disabilities Act (ADA), then if such legal requirement is not imposed because of Lessee's specific
     --------------------------------------------------------------------------
     use of the Premises and is not "triggered" by Lessee's alterations or
     ---------------------------------------------------------------------
     Lessee's application for a building permit or any other governmental
     --------------------------------------------------------------------
     approval (in which instance Lessee shall be responsible for 100% of the
     -----------------------------------------------------------------------
     cost of such improvement), Lessor shall be responsible for constructing
     -----------------------------------------------------------------------
     such improvement and Lessee shall be responsible for its proportional share
     ---------------------------------------------------------------------------
     of the cost for said improvement, amortized over the useful life of such
     ------------------------------------------------------------------------
     improvement that coincides with the remaining Lease term including any
     ----------------------------------------------------------------------
     extensions.
     -----------

13.  Acceptance of the Premises and Covenant to Surrender. By entry and taking
     -----------------------------------------------------
     possession of the Premises pursuant to this Lease, Lessee accepts the Premises as being in good and sanitary order, condition, and repair, and accepts the Premises in their condition existing as of date of such entry, and Lessee further accepts any tenant improvements to be constructed by Lessor, if any, as being completed in accordance with the plans and specifications for such improvements.

          Lessee agrees on the last day of the term hereof, or on sooner termination of this Lease, to surrender the Premises, together with all alterations, additions, and improvements which may have been made in, to, or on the Premises by Lessor or Lessee, unto Lessor in good and sanitary order, condition, and repair, excepting for such wear and tear as would be normal for the period of the Lessee's occupancy. Lessee, on or before the end of the term or sooner termination of this Lease, shall remove all its personal property and trade fixtures from the Premises, and all property not so removed shall be deemed abandoned by Lessee. Lessee further agrees that at the end of the term or sooner termination of this Lease, Lessee, at its sole expense, shall have the carpets steam cleaned, the walls and columns painted, the flooring waxed, any damaged ceiling tile replaced, the windows cleaned, the drapes cleaned, and any damaged doors replaced, if
                                                                          --
     necessary to restore the Premises to its original condition, normal wear
     ------------------------------------------------------------------------
     and tear excepted.
     ------------------

          If the Premises are not surrendered at the end of the term or sooner termination of this Lease, Lessee shall indemnify Lessor against loss or liability resulting from delay by Lessee in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay.

14.  Default. In the event of any breach of this Lease by the Lessee, or an
     --------
     abandonment of the Premises by the Lessee, which is not cured within ten
                                                -----------------------------
     (10) days after written notice thereof in the case of any monetary
     --------------------------------------------------------- --------
     obligation and which is not cured within thirty (30) days after written
     -----------------------------------------------------------------------
     notice thereof in the case of any non-monetary obligation, the Lessor has
     ----------------------------------------------------------
     the option of (1.) removing all persons and property from the Premises and repossessing the Premises, in which case any of the Lessee's property which the Lessor removes from the Premises may be stored in a public warehouse or elsewhere at the cost of, and for the account of, Lessee; or (2.) allowing the Lessee to remain in full possession and control of the Premises. If the Lessor chooses to repossess the Premises, the Lease will automatically terminate in accordance with the provisions of the California Civil Code,
     Section 1951.2. In the event of such termination of the Lease, the Lessor may recover from the Lessee: (1.) the worth at the time of award of the unpaid rent which had been earned at the time of termination, including interest at the maximum rate an individual is permitted by law to charge; (2.) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided, including interest at the maximum rate an individual is permitted by law to charge; (3.) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (4.) any other amount necessary to compensate the Lessor for all the detriment proximately caused by the Lessee's failure to perform his obligations under the Lease or which, in the ordinary course of things, would be likely to result therefrom. "The worth at the time of award," as used in (1.) and (2.) of this Paragraph, is to be computed by allowing interest at the maximum rate an individual is permitted by law to charge. "The worth at the time of award," as used in (3.) of this Paragraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%).

          If the Lessor chooses not to repossess the Premises, but allows the Lessee to remain in full possession and control of the Premises, then, in accordance with provisions of the California Civil Code, Section 1951.4, the Lessor may treat the Lease as being in full force and effect, and may collect from the Lessee all rents as they become due through the termination date of the Lease, as specified in the Lease. For the purpose of this paragraph, the following do not constitute a termination of Lessee's right to possession: (1.) acts of maintenance or preservation, or efforts to relet the property; (2.) the appointment of a receiver on the initiative of the Lessor to protect his interest under this Lease.

          Lessee shall be liable immediately to Lessor for all costs Lessor incurs in reletting the Premises, including, without limitation, brokers' commissions, reasonable expenses of remodeling the Premises required by
                  ----------
     the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Lessee shall pay to Lessor the rent due under this Lease on the dates the rent is due, less the rent Lessor receives from any reletting. No act by Lessor allowed by this Section shall terminate this Lease unless Lessor notifies Lessee that Lessor elects to terminate this Lease. After Lessee's default and for as long as Lessor does not terminate Lessee's right to possession of the Premises, if Lessee obtains Lessor's consent, Lessee shall have the right to assign or sublet its interest in this Lease, but Lessee shall not be released from liability. Lessor's consent to a proposed assignment or subletting shall not be unreasonably withheld.

          If Lessor elects to relet the Premises as provided in this Paragraph, rent that Lessor receives from reletting shall be applied to the payment of: (1.) any indebtedness from Lessee to Lessor other than rent due from Lessee; (2.) all costs, including for maintenance, incurred by Lessor in reletting; (3.) rent due and unpaid under this Lease. After deducting the payments referred to in this Paragraph, any sum remaining from the rent Lessor receives from reletting shall be held by Lessor and applied in payment of future rent as rent becomes due under this Lease. In no event shall Lessee by entitled to any excess rent received by Lessor. If, on the date rent is due under this Lease, the rent received from reletting is less than the rent due on that date, Lessee shall pay to Lessor, in addition to the remaining rent due, all costs, including for maintenance, Lessor incurred in reletting that remain after applying the rent received from the reletting, as provided in this Paragraph.

          Lessor, at any time after Lessee commits a default, can cure the default at Lessee's cost. If Lessor at any time, by reason of Lessee's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Lessor shall be due immediately from Lessee to Lessor at the time the sum is paid, and if paid at a later date shall bear interest at the maximum rate an individual is permitted by law to charge from the date the sum is paid by Lessor until Lessor is reimbursed by Lessee. The sum, together with interest on it, shall be additional rent. Rent not paid when due shall bear interest at the maximum rate an individual is permitted by law to charge from the date due until paid.

15.  Destruction. In the event the Premises are destroyed in whole or in part
     ------------
     from any cause, Lessor may, at its option, (1.) rebuild or restore the Premises to their condition prior to the damage or destruction or (2.) terminate the Lease.

          If Lessor does not give Lessee notice in writing within thirty (30) days from the destruction of the Premises of its election either to rebuild and restore the Premises, or to terminate this Lease, Lessor shall be deemed to have elected to rebuild or restore them, in which event Lessor agrees, at its expense, promptly to rebuild or restore the Premises to its condition prior to the damage or destruction. If Lessor does not complete the rebuilding or restoration within one hundred eighty (180) days following the date of destruction (such period of time to be extended for delays caused by the fault or neglect of Lessee or because of acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargoes, rainy or stormy weather, inability to obtain materials, supplies or fuels, acts of contractors or subcontractors, or delay of the contractors or subcontractors due to such causes or other contingencies beyond control of Lessor), then Lessee shall have the right to terminate this Lease by giving fifteen (15) days prior written notice to Lessor. Lessor's obligation to rebuild or restore shall not include restoration of Lessee's trade fixtures, equipment, merchandise, or any improvements, alterations, or additions made by Lessee to the Premises. If
                                                                             --
     Lessor reasonably estimates that the restoration referenced herein will
     -----------------------------------------------------------------------
     require 180 days or more, which estimate shall be delivered to Lessee
     ---------------------------------------------------------------------
     within nor more than thirty (30) days after the occurrence of the casualty,
     ---------------------------------------------------------------------------
     Lessee shall be entitled to terminate this Lease effective upon written
     -----------------------------------------------------------------------
     notice of such election to Lessor, provided Lessee is not the cause of said
     ---------------------------------------------------------------------------
     damage or destruction.
     ----------------------

          Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect. Lessee hereby expressly waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code.

          In the event that the building in which the Premises are situated is damaged or destroyed to the extent of not less than fifty (50%) of the
                                                         -----------
     replacement cost thereof, Lessor may elect to terminate this Lease, whether the Premises be injured or not.

16.  Condemnation. If any part of the Premises shall be taken for any public or
     -------------
     quasi-public use, under any statute or by right of eminent domain, or private purchase in lieu thereof, and a part thereof remains, which is susceptible of occupation hereunder, this Lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor or purchaser, and the rent payable hereunder shall be adjusted so that the Lessee shall be required to pay for the remainder of the term only such portion of such rent as the value of the part remaining after taking such bears to the value of the entire Premises prior to such taking. Lessor shall have the option to terminate this Lease in the event that such taking causes a reduction in rent payable hereunder by fifty percent (50%) or more. If all of the Premises or such part thereof be taken so that there does not remain a portion susceptible for occupation hereunder, as reasonably necessary for Lessee's conduct of its business as contemplated in this Lease, this Lease shall thereupon terminate. If a part of all of the Premises be taken, all compensation awarded upon such taking shall go to the Lessor, and the Lessee shall have no claim thereto, and the Lessee hereby irrevocably assigns and transfers to the Lessor any right to compensation or damages to which the Lessee may become entitled during the term hereof by reason of the purchase or condemnation of all or a part of the Premises, except that Lessee shall have the right to recover its share of any award or consideration for (1.) moving expenses; (2) relocation
                                                             --------------
     costs; (3) unamortized costs of improvements installed by Lessee (4.)loss
     ----------------------------------------------------------------
     or. damage to Lessee's trade fixtures, furnishings, equipment, and other personal property; and (5.) business goodwill. Each party waives the provisions of the Code of Civil Procedure, Section 1265.130, allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

17.  Free from Liens. Lessee shall (1.) pay for all labor and services performed
     ----------------
     for materials used by or furnished to Lessee, or any contractor employed by Lessee with respect to the Premises, and (2.) indemnify, defend, and hold Lessor and the Premises harmless and free from any liens, claims, demands, encumbrances, or judgments created or suffered by reason of any labor or services performed for materials used by or furnished to Lessee or any contractor employed by Lessee with respect to the Premises, and (3.) give notice to Lessor in writing five (5) days prior to employing any laborer or contractor to perform services related, or receiving materials for use upon the Premises, and (4.) Lessee shall be responsible for preparing and
                            ---------------------------------------------
     providing Lessor with a notice of non-responsibility which Lessor shall
     -----------------------------------------------------------------------
     sign and return to Lessee for posting, which shall remain posted until
     ----------------------------------------------------------------------
     completion of the alterations, additions, or improvements. In the event an
     ----------------------------------------------------------
     improvement bond with a public agency in connection with the above is required to be posted, Lessee agrees to include Lessor as an additional obligee.

18.  Compliance with Laws. Lessee shall, at its own cost, comply with and
     --------------------- ----------------------------------------------
     observe all requirements of all municipal, county, state, and federal
     ------------------------------- -------------------------------------
     authority now in force, or which may hereafter be in force pertaining to
     ------------------------------------------------------------------------
     the use and occupancy of the Premises. Notwithstanding anything contained
     -------------------------------------------------------------------------
     in Paragraphs 11, 12 and 18 of Lease, if it becomes necessary to make
     -- ------------------------------------------------------------------
     capital improvements required by laws enacted or legal requirements imposed
     ----------------------------- ---------------------------------------------
     by governmental agency(ies), then if such legal requirement is not imposed
     --------------------------------------------------------------------------
     because of Lessee's specific use of the Premises and is not "triggered" by
     --------------------------------------------------------------------------
     Lessee's alterations or Lessee's application for a building permit or any
     -------------------------------------------------------------------------
     other governmental approval (in which instance Lessee shall be responsible
     --------------------------------------------------------------------------
     for 100% of the cost of such improvement}. Lessor shall be responsible for
     --------------------------------------------------------------------------
     constructing such improvement and Lessee shall be responsible for its
     ---------------------------------------------------------------------
     proportional share of the cost for said improvement, amortized over the
     -----------------------------------------------------------------------
     useful life of such improvement that coincides with the remaining Lease
     -----------------------------------------------------------------------
     term and any extensions thereof.
     --------------------------------

19.  Subordination. Lessee agrees that this Lease shall, at the option of
     --------------
     Lessor, be subjected and subordinated to any mortgage, deed of trust, or other instrument of security, which has been or shall be placed on the land and building, or land or building of which the Premises form a part, and this subordination is hereby made effective without any further act of Lessee or Lessor. The Lessee shall, within five (5) business days after
                                         -----------------------------------
     receipt of request, execute any instruments, releases, or other documents
     -------------------
     that may be required by any mortgagee, mortgagor, trustor, or beneficiary under any deed of trust, for the purpose of subjecting or subordinating this Lease to the lien of any such mortgage, deed of trust, or other instrument of security. Lessee's failure to execute and deliver any such
                             ------------------------------------------- ----
     documents or instruments shall be deemed a breach of Lease.
     -----------------------------------------------------------

20.  Abandonment. Lessee shall not vacate or abandon the Premises at any time
     ------------
     during the term; and if Lessee shall abandon, vacate, or surrender said Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the Premises shall be deemed to be abandoned, at the option of Lessor, except such property as may be mortgaged to Lessor; provided, however, that Lessee shall not be deemed to have abandoned or vacated the Premises so long as Lessee continues to pay all rents as and when due, and otherwise performs pursuant to the terms and conditions of this Lease.

21.  Assignment and Subletting.
     --------------------------

     A.  Definitions. For purposes of this Paragraph 21, the following terms
         ------------
     shall be defined as follows:

     (i)    Sublet. The term "Sublet" shall mean any transfer, sublet,
            -------
            assignment, license or concession agreement, change of ownership, mortgage, or hypothecation of this Lease or the Lessee's interest in the Lease or in and to all or a portion of the Premises.
     (ii)   Subrent. The term "Subrent" shall mean any consideration of any kind
            --------
            received, or to be received, by Lessee from a Sublessee if such sums are related to Lessee's interest in this Lease or in the Premises, including, but not limited to, bonus money and payments (in excess of fair market value) for Lessee's assets including its trade
               -----------
            fixtures, equipment and other personal property remaining in the
                                                            ----------------
            Premises but excluding, without limitation, goodwill, general
            -------------------------------------------
            intangibles, and any capital stock or other equity ownership of Lessee.
     (iii)  Sublessee. The term "Sublessee" shall mean the person or entity with
            ----------
            whom a Sublet agreement is proposed to be or is made.

     B.  Lessor's Consent. Lessee shall not enter into a Sublet without Lessor's
         -----------------
     prior written consent, which consent shall not be unreasonably withheld or
                                                                             --
     delayed. Any attempted or purported Sublet without Lessor's prior written
     --------
     consent shall be void and confer no rights upon any third person and, at Lessor's election, shall terminate this Lease. In determining whether or not to consent to a proposed Sublet, Lessor may consider the following factors, among others, all of which shall be deemed reasonable; (i) whether the proposed Sublessee has a net worth equal to or greater than the net worth of Lessee at the time Lessee executed this Lease; (ii) whether the
                     ---------------------------------------
     proposed use of the Premises by the proposed Sublessee is consistent with the permitted use for the Premises set forth in Paragraph 6 of this Lease;
     (iii) whether the experience and business reputation of the proposed Sublessee is equal to or greater than that of Lessee; (iv) whether the rent payable by the Sublessee under the proposed Sublet reflects the current fair market rent for the subleased Premises as reasonably determined by Lessee; and (v) whether Lessor's consent will result in a breach of any other lease or agreement to which Lessor is a party affecting the Building. Each Sublessee shall agree in writing, for the benefit of Lessor, to assume, to be bound by, and to perform the terms and conditions and covenants of this Lease to be performed by Lessee. Notwithstanding anything contained herein, Lessee shall not be released from liability for the performance of each term, condition and covenant of this Lease by reason of Lessor's consent to a Sublet unless Lessor specifically grants such release in writing. Consent by Lessor to any Sublet unless Lessor specifically grants such release in writing. Consent by Lessor to any Sublet shall not be deemed a consent to any subsequent Sublet. Lessee shall reimburse Lessor for all reasonable and customary costs and attorneys' fees incurred by
                        -------------
     Lessor in connection with the evaluation, processing and/or documentation of any requested Sublet, whether or not Lessor's consent is granted.

     C.  Information to be Furnished. If Lessee desires at any time to Sublet
         ----------------------------
     the Premises or any portion thereof, it shall first notify Lessor of its desire to do so and shall submit in writing to Lessor: (i) the name and legal composition of the proposed Sublessee, (ii) the nature of the proposed Sublessee's business to be carried on in the Premises; (iii) the terms and provisions of the proposed Sublet and a copy of the proposed Sublet form containing a description of the subject premises; (iv) a statement of all consideration to be paid by the Sublessee in connection with the Sublet; (v) a current financial statement of Lessee; and (vi) such financial information, including financial statements, as Lessor may reasonably request concerning the proposed Sublessee.

     D.  Lessor's Alternatives. At any time within fifteen (15) days after the
         ----------------------                    ------------
     Lessor's receipt of the information specified in Paragraph 21.C., Lessor may, by written notice to Lessee, elect: (i) to consent to the Sublet by Lessee; (ii) to refuse its consent to the Sublet, or (iii) elect to terminate this Lease, or in the case of a partial Sublet, terminate this Lease as to the portion of the Premises proposed to be Sublet. If Lessor consents to the Sublet, Lessee may thereafter enter into a valid Sublet of the Premises or portion thereof, upon the terms and conditions and with the proposed Sublessee set forth in the information furnished by Lessee to Lessor pursuant to Paragraph 21.B., subject, however, at Lessor's election, to the condition that seventy-five percent (75%) of any excess of the
                      -------------------------------
     Subrent over the Rent required to be paid by Lessee under this Lease, after
                                                                           -----
     Lessee has deducted therefrom its reasonable and customary costs to effect
     --------------------------------------------------------------------------
     the Sublet, including without limitation, brokerage commissions, legal
     ----------------------------------------------------------------------
     fees, and tenant improvement costs not to exceed $4.00 per square foot,
     -----------------------------------------------------------------------
     shall be paid to Lessor.

     E.  Proration. If a portion of the Premises is Sublet, the pro rata share
         ----------
     of the Rent attributable to such partial area of the Premises shall be determined by Lessor by dividing the Rent payable by Lessee hereunder by the total square footage of the Premises and multiplying the resulting quotient (the per square foot rent) by the number of square feet of the Premises which are Sublet.

     F.  Exempt Sublets. Notwithstanding the above, Lessor's prior written
         ---------------
     consent shall not be required for an assignment of this Lease or the sublet
                                                                   -------------
     of the Premises to an entity which controls, is controlled by or under
     ---------------
     common control with, Lessee, or a corporation' into which Lessee merges or consolidates, provided that (i) Lessee gives Lessor prior written notice of the name any such assignee, (ii) at the time of such assignment, the assignee has net worth that is equal to or greater than the net worth of Lessee immediately prior to such assignment; and (iii) the assignee assumes, in writing, for the benefit of Lessor, all of Lessee's obligations under the Lease. An assignment or other transfer of this Lease to a purchaser of all or substantially all of the assets of Lessee shall be deemed a Sublet requiring Lessor's prior written consent. Lessor's right to
                                                               -----------------
     excess subrent shall not apply to a sublet described in this Section F. In
     --------------------------------------------------------------------------
     addition, the sale of Lessee's shares over a public exchange shall not be
     -------------------------------------------------------------------------
     deemed a sublet requiring Lessor's consent.
     -------------------------------------------

22.  Parking Charges. Lessee agrees to pay upon demand, based on its percent of
     ----------------
     occupancy of the entire Premises, its pro-rata share of any parking charges, surcharges, or any other cost hereafter levied or assessed by local, state, or federal governmental agencies in connection with the use of the parking facilities serving the Premises, including, without limitation, parking surcharge imposed by or under the authority of the Federal Environmental Protection Agency.

23.  Insolvency or Bankruptcy. Either (1.) the appointment of a receiver to take
     -------------------------
     possession of all or substantially all of the assets of Lessee, or (2.) a general assignment by Lessee for the benefit of creditors, or (3.) any action taken or suffered by Lessee under any insolvency or bankruptcy act shall constitute a breach of this Lease by Lessee. Upon the happening of any such event, this Lease shall terminate ten (10) days after written notice of termination from Lessor to Lessee. This section is to be applied consistent with the applicable state and federal law in effect at the time such event occurs.

24.  Lessor Loan or Sale. Lessee agrees promptly following request by Lessor to
     --------------------
     (1.) execute and deliver to Lessor any documents, including estoppel certificates presented to Lessee by Lessor, (a.) certifying that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the rent and other charges are paid in advance, if any, and (b.) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, and (c.) evidencing the status of the Lease as may be required either by a lender making a loan to Lessor, to be secured by deed of trust or mortgage covering the Premises, or a purchaser of the Premises from Lessor, and (2.) to deliver to Lessor the current financial statements of Lessee with an opinion of a certified public accountant, including a balance sheet and profit and loss statement, for the current fiscal year and the two immediately prior fiscal years, all prepared in accordance with Generally Accepted Accounting Principles consistently applied, or if Lessee does not prepare financial statements in
                           -----------------------------------------------------
     the manner specified above, Lessee shall provide Lessor with the financial
     --------------------------------------------------------------------------
     statements which most accurately reflect the financial condition of Lessee.
     ---------------------------------------------------------------------------
     Lessee's failure to deliver an estoppel certificate within five (5)
                                                                --------
     business days following such request shall constitute a default under this
     --------
     Lease and shall be conclusive upon Lessee that this Lease is in full force and effect and has not been modified except as may be represented by Lessor. Lessee's failure to deliver the estoppel certificates within the
             ----------------------------------------------------------------
     five (5). business days shall be deemed a breach of Lease.
     ----------------------------------------------------------

25.  Surrender of Lease. The voluntary or other surrender of this Lease by
     -------------------
     Lessee, or a mutual cancellation thereof, shall not work a merger nor relieve Lessee of any of Lessee's obligations under this Lease, and shall, at the option of Lessor, terminate all or any existing Subleases or Subtenancies, or may, at the option of Lessor, operate as an assignment to him of any or all such Subleases or Subtenancies.

26.  Attorneys' Fees. If, for any reason, any suit be initiated to enforce any
     ----------------
     provision of this Lease, the prevailing party shall be entitled to legal costs, expert witness expenses, and reasonable attorneys' fees, as fixed by the court.

27.  Notices. All notices to be given to Lessee may be given in writing,
     --------
     personally, or by depositing the same in the United States mail, postage prepaid, and addressed to Lessee at the said Premises, whether or not Lessee has departed from, abandoned, or vacated the Premises. Any notice or document required or permitted by this Lease to be given Lessor shall be addressed to Lessor at the address set forth below, or at such other address as it may have theretofore specified by notice delivered in accordance herewith:

          LESSOR:   White Properties Joint Venture
                    900 Welch Road, Suite 10
                    Palo Alto, California 94304

          LESSEE:   Oratec Interventions, Inc.
                    3700 Haven Court
                    Menlo Park, CA 94025


28.  Transfer of Security. If any security be given by Lessee to secure the
     ---------------------
     faithful performance of all or any of the covenants of this Lease on the part of Lessee, Lessor may transfer and/or deliver the security, as such, to the purchaser of the reversion, in the event that the reversion be sold, and thereupon Lessor shall be discharged from any further liability in reference thereto, upon the assumption by such transferee of Lessor's obligations under this Lease.

29.  Waiver. The waiver by Lessor or Lessee of any breach of any term, covenant,
     -------
     or condition, herein contained shall not be deemed to be a waiver of such term, covenant, or condition, or any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant, or condition of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

30.  Holding Over. Any holding over after the expiration of the term or any
     -------------
     extension thereof, with the consent of Lessor, shall be construed to be a tenancy from month-to-month, at a rental of one and one-half (1 1/2) times the previous month's rental rate per month, and shall otherwise be on the terms and conditions herein specified, so far as applicable.

31.  Covenants, Conditions, and Restrictions. Not applicable.
     --------------------------------------------------------

32.  Limitation on Lessor's Liability. if Lessor is in default of this Lease,
     ---------------------------------
     and, as a consequence, Lessee recovers a money judgment against Lessor, the judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title, and interest of Lessor in the Premises, or in the building, other improvements, and land of which the Premises are part, and out of rent or other income from such real property receivable by Lessor or out of the consideration received by Lessor from the sale or other disposition of all or any part of Lessor's right, title, and interest in the Premises or in the building, other improvements, and land of which the Premises are part. Neither Lessor nor any of the partners comprising the partnership designated as Lessor shall be personally liable for any deficiency.

33.  Miscellaneous.
     --------------

     A. Time is of the essence of this Lease, and of each and all of its provisions.

     B. The term "building" shall mean the building in which the Premises are situated.

     C. If the building is leased to more than one tenant, then each such tenant, its agents, officers, employees, and invitees, shall have the non-exclusive right (in conjunction with the use of the part of the building leased to such Tenant) to make reasonable use of any driveways, sidewalks, and parking areas located on the parcel of land on which the building is situated, except such parking areas as may from time to time be leased for exclusive use by other Tenant(s).

     D. Lessee's reasonable use of parking areas shall not exceed that percent of the total parking areas which is equal to the ratio which floor space of the Premises bears to floor space of the building.

     E.   The term "assign" shall include the term "transfer."

     F. The invalidity or unenforceability of any provision of this Lease shall not affect the validity or enforceability of the remainder of this Lease.

     G. All parties hereto have equally participated in the preparation of this Lease.

     H. The headings and titles to the Paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof.

     I. Lessor has made no representation(s) whatsoever to Lessee (express or implied) except as may be expressly stated in writing in this Lease instrument.

     J. This instrument contains all of the agreements and conditions made between the parties hereto, and may not be modified orally or in any other manner than by agreement in writing, signed by all of the parties hereto or their respective successors in interest.

     K. It is understood and agreed that the remedies herein given to Lessor shall be cumulative, and the exercise of any one remedy by Lessor shall not be to the exclusion of any other remedy.

     L. The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, and administrators, and assigns of all the parties hereto; and all of the parties hereto shall jointly and severally be liable hereunder.

     M. This Lease has been negotiated by the parties hereto and the language hereof shall not be construed for or against either party.

     N. All exhibits to which reference is made are deemed incorporated into this Lease, whether covenants or conditions, on the part of Lessee shall be deemed to be both covenants and conditions.

     O.   Where receipt of notice, demand or invoice is not specified, Lessee's
          ---------------------------------------------------------------------
          time for response or remittance commences three (3) business days from
          ----------------------------------------------------------------------
          the date of such notice, demand or invoice.
          -------------------------------------------

IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease on the date first above-written.

LESSOR:                       LESSEE:

BY: /s/ HOWARD J. WHITE, III            BY: /s/ NANCY V. WESTCOTT
    --------------------------              ------------------------------

ITS:   GENERAL PARTNER                  ITS: CHIEF FINANCIAL OFFICER &
     -------------------------               VICE PRESIDENT, ADMINISTRATION
                                             -----------------------------

DATE: 9/4/99                            DATE: 8/26/99
      ------------------------                ----------------------------

                                   EXHIBIT A


                                  [Floor Plan]
                                WHITE PROPERTIES
                               3698 Haven Avenue
                                Redwood City, CA
                                     23,040



                                         ORATEC Interventions, Inc.
                                         --------------------------
                                         TENANT


                                         /s/ HOWARD J. WHITE, III  9/4/99
                                         ----------------------------------
                                         LESSOR                      DATE


                                         /s/ NANCY V. WESTCOTT  8/26/99
                                         ----------------------------------
                                         LESSEE                    DATE